EXHIBIT 99.02


                       INTEGRATED HEALTH SERVICES, INC.

                         NOTICE OF GUARANTEED DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)



     As set forth in the Prospectus dated November , 1997 (the "Prospectus") in the section entitled "The Exchange Offer -- Procedures for Tendering Old Notes" and in the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 2 thereto, this form or one substantially equivalent hereto must be used to accept the Exchange Offer if certificates representing 9 1/2% Senior Subordinated Notes due 2007 of Integrated Health Services, Inc. (the "Old Notes") are not immediately available or time will not permit such holder's Old Notes or other required documents to reach the Exchange Agent, or complete the procedures for book-entry transfer, prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer. This form may be delivered by hand or sent by overnight courier, facsimile transmission or registered or certified mail to the Exchange Agent and must be received by the Exchange Agent prior to 5:00 p.m., New York City time on December , 1997.

                         TO FIRST UNION NATIONAL BANK
                             (THE "EXCHANGE AGENT")



         BY REGISTERED OR CERTIFIED MAIL:             BY OVERNIGHT MAIL OR HAND:
             First Union National Bank                First Union National Bank
    First Union Customer Information Center     First Union Customer Information Center
        Corporate Trust Operations NC1153         Corporate Trust Operations NC1153
     1525 West W.T. Harris Boulevard - 3C3      1525 West W.T. Harris Boulevard - 3C3
         Charlotte, North Carolina 28288           Charlotte, North Carolina 28288
                Attention: Mike Klotz                   Attention: Mike Klotz

                            BY FACSIMILE TRANSMISSION
                        (FOR ELIGIBLE INSTITUTIONS ONLY):
                             Confirm: (704) 590-7408
                            First Union National Bank
                                 (704) 590-7628
                               Attention: Mike Klotz



    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE'
      OR TRANSMISSION VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT
                          CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. if a signature on a Letter of Transmittal IS required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tender(s) to Integrated Health Services, Inc. the principal amount of the Old Notes listed below, upon the terms of and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal and the instructions thereto (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, pursuant to the guaranteed delivery procedures set forth in the Prospectus, as follows:



                          AGGREGATE PRINCIPAL           PRINCIPAL AMOUNT
                          AMOUNT REPRESENTED      TENDERED (MUST BE IN INTEGRAL
   CERTIFICATE NOS.        BY CERTIFICATE(S)          MULTIPLES OF $1,000)
----------------------   ---------------------   ------------------------------

------------------       -----------------         -----------------

------------------       -----------------         -----------------

------------------       -----------------         -----------------

------------------       -----------------         -----------------

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     This Notice of Guaranteed  Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become
Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery.
--------------------------------------------------------------------------------
  The  Book-Entry  Transfer  Facility  Account
  Number (if the Old Notes will be tendered by book-entry transfer)


  --------------------------------------------

  --------------------------------------------
  Sign Here


  --------------------------------------------
  Account Number


  --------------------------------------------
  Principal Amount Tendered
  (must be in integral multiples of $1,000)


  --------------------------------------------
  Number and Street or P.O. Box


  --------------------------------------------
  City, State, Zip Code


  --------------------------------------------
  Signatures(s)



  Dated: -------------- , 1997
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
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                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, or otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees that, within three (3) New York Stock Exchange trading days from the date of this Notice of Guaranteed Delivery, a properly completed and validly executed Letter of Transmittal (or a facsimile thereof), together with Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures for book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Notes") and all other required documents will be deposited by the undersigned with the Exchange Agent at its address set forth above.

  The Institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Letter of Transmittal and Old Notes to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to the undersigned.


  ---------------------------------         ---------------------------------
           Name of Firm                             Authorized Signature

  ---------------------------------         ---------------------------------
           Address                                        Title

  ---------------------------------          Name
             Zip Code                             ---------------------------
                                                   Please Type or Print
  ---------------------------------
        Area Code and Tel. No.
                                             Name ----------------------------

                                             Dated                        , 1997
                                                   ---------------------



     NOTE: DO NOT SEND CERTIFICATES REPRESENTING OLD NOTES WITH THIS FORM.
         CERTIFICATES REPRESENTING OLD NOTES SHOULD BE SENT ONLY WITH
                            A LETTER OF TRANSMITTAL.

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